Exhibit 99.2

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings (Loss) from Continuing Operations Attributable to the Company to Adjusted Net Earnings

The information presented below regarding adjusted net earnings, giving effect to the change in the method for accounting for U.S. inventories from LIFO to average costs as if the change had occurred on January 1, 2010, relates to earnings attributable to the Company exclusive of items management considers not representative of ongoing operations and does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to continuing operating results.

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings (Loss) from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three Months and Year Ended December 31, 2011

	Three months ended December 31, 2011
	As Reported		Effect of Change in Inventory Method		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings (loss) from continuing operations attributable to the Company	$(774)	$(4.71)	$—	$—	$(774)	$(4.71)

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit

Charge to adjust the carrying value of the Asia Pacific region’s goodwill	640	3.86			640	3.86
Charge for asbestos-related costs	165	1.00			165	1.00
Charges for restructuring and asset impairment	63	0.38			63	0.38
Net tax-related benefit	(15)	(0.09)			(15)	(0.09)
Reconciling item for dilution effect		0.04				0.04

Adjusted net earnings	$79	$0.48	$—	$—	$79	$0.48

	Year ended December 31, 2011
	As Reported		Effect of Change in Inventory Method		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings (loss) from continuing operations attributable to the Company	$(511)	$(3.12)	$10	$0.06	$(501)	$(3.06)

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit

Charge to adjust the carrying value of the Asia Pacific region’s goodwill	640	3.86			640	3.86
Charge for asbestos-related costs	165	1.00			165	1.00
Charges for restructuring and asset impairment	91	0.54			91	0.54
Charges for note repurchase premiums and write-off of finance fees	24	0.15			24	0.15
Net tax-related benefit	(15)	(0.09)			(15)	(0.09)
Reconciling item for dilution effect		0.03				0.03

Adjusted net earnings	$394	$2.37	$10	$0.06	$404	$2.43

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three and Nine Months Ended September 30, 2011

	Three months ended September 30, 2011
	As Reported		Effect of Change in Inventory Method		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$119	$0.72	$—	$—	$119	$0.72

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit

Charges for restructuring and asset impairment	20	0.12			20	0.12

Adjusted net earnings	$139	$0.84	$—	$—	$139	$0.84

	Nine months ended September 30, 2011
	As Reported		Effect of Change in Inventory Method		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$263	$1.58	$10	$0.06	$273	$1.64

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit

Charges for restructuring and asset impairment	28	0.17			28	0.17
Charges for note repurchase premiums and write-off of finance fees	24	0.15			24	0.15

Adjusted net earnings	$315	$1.90	$10	$0.06	$325	$1.96

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three and Six Months Ended June 30, 2011

	Three months ended June 30, 2011
	As Reported		Effect of Change in Inventory Method		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$71	$0.42	$—	$—	$71	$0.42

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit

Charges for restructuring and asset impairment	3	0.02			3	0.02
Charges for note repurchase premiums and write-off of finance fees	24	0.15			24	0.15

Adjusted net earnings	$98	$0.59	$—	$—	$98	$0.59

	Six months ended June 30, 2011
	As Reported		Effect of Change in Inventory Method		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$144	$0.86	$10	$0.06	$154	$0.92

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit

Charges for restructuring and asset impairment	8	0.05			8	0.05
Charges for note repurchase premiums and write-off of finance fees	24	0.15			24	0.15

Adjusted net earnings	$176	$1.06	$10	$0.06	$186	$1.12

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three Months Ended March 31, 2011

	Three months ended March 31, 2011
	As Reported		Effect of Change in Inventory Method		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$73	$0.44	$10	$0.06	$83	$0.50

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit

Charges for restructuring and asset impairment	6	0.03			6	0.03

Adjusted net earnings	$79	$0.47	$10	$0.06	$89	$0.53

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Year Ended December 31, 2010

	Year ended December 31, 2010
	As Reported		Effect of Change in Inventory Method		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$258	$1.55	$2	$0.01	$260	$1.56

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit

Charge for asbestos-related costs	170	1.02			170	1.02
Acquisition-related fair value inventory adjustments and restructuring, transaction and financing costs	27	0.16			27	0.16
Charges for restructuring and asset impairment	11	0.07			11	0.07
Net benefit related to changes in deferred tax valuation allowance	(24)	(0.15)			(24)	(0.15)
Non-cash tax benefit transferred from other comprehensive income (equity)	(8)	(0.05)			(8)	(0.05)

Adjusted net earnings	$434	$2.60	$2	$0.01	$436	$2.61